UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 19, 2002
                        (Date of earliest event reported)

                          Commission file number 1-7349

                                BALL CORPORATION
             (Exact name of Registrant as specified in its charter)

          Indiana                     1-7349                  35-0160610
  (State of Incorporation)     (Commission File No.)         (IRS Employer
                                                          Identification No.)


          10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510 (Address of principal executive offices, including ZIP code)

                                 (303) 469-3131
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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                                Ball Corporation
                           Current Report on Form 8-K
                             Dated December 19, 2002


Item 2. Acquisition or Disposition of Assets.

         On December 19, 2002, Ball Corporation (the "Company"), through an indirect, wholly-owned subsidiary, completed the acquisition (the "Acquisition") of 100% of the capital stock of Schmalbach-Lubeca GmbH ("Schmalbach"), the second largest manufacturer of metal beverage containers in Europe, from Schmalbach-Lubeca Holdings GmbH ("S-L Holdings"). The Acquisition was accomplished pursuant to, and in accordance with, the terms of a Share Sale and Transfer Agreement, dated August 29/30, 2002 (the "Acquisition Agreement"), among the Company, Ball Pan-European Holdings, Inc., S-L Holdings and AV Packaging GmbH, as amended. A copy of the Acquisition Agreement was filed as
Exhibit 10.1 to Ball's Quarterly Report on Form 10-Q for the quarter ended September 29, 2002 and the amendment to the Acquisition Agreement, dated December 18, 2002, is filed as Exhibit 2.2 hereto and both are incorporated herein by reference. Schmalbach will be operated as an indirect, wholly-owned European subsidiary of the Company, and the Company intends to continue to use the plants, equipment and other physical property obtained in the Acquisition to produce beverage containers.

         The purchase price was approximately (euro)922.3 million, or $942.3 million, subject to certain adjustments and excluding fees and expenses. The purchase price paid by the Company was determined on the basis of arm's length negotiations between the parties. No prior material relationships existed between S-L Holdings and its respective affiliates, directors or officers, on the one hand, and the Company and its respective affiliates, directors or officers, on the other hand.

         At the time the Acquisition was consummated, the Company also refinanced approximately $389 million outstanding principal amount of its existing indebtedness (the "Refinancing"). The Acquisition and the Refinancing were financed by the placement of $300 million in aggregate principal amount of 6 7/8% Senior Notes due 2012 pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended, and new credit facilities in the amount of up to the aggregate U.S. dollar equivalent of $1.35 billion in various tranches (the "New Credit Facilities") with Deutsche Bank AG, New York Branch, as Administrative Agent, The Bank of Nova Scotia, as Canadian Administrative Agent, Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers, Joint Mandated Arrangers and Joint Book Managers, Bank of America, N.A., as Syndication Agent, Bank One, NA, Lehman Commercial Paper Inc. and BNP Paribas, as Co-Documentation Agents, and various lending institutions, of which $1.058 billion was utilized upon consummation of the Acquisition and Refinancing. The New Credit Facilities are more fully described below. The purchase agreement, registration rights agreement and indenture relating to the Senior Notes are attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively.

         The New Credit Facilities are comprised of term loan facilities in the amounts of $350 million, (euro)414 million and (pound)79 million and revolving credit facilities in an aggregate U.S. dollar equivalent amount of $450 million. For purposes of calculating interest, loans under the New Credit Facilities will be designated as Eurocurrency Rate Loans or, in certain circumstances, Base Rate Loans or Canadian Prime Rate Loans. Eurocurrency Rate Loans that are U.S. dollar denominated are expected to bear interest at the interbank eurocurrency rate plus a borrowing margin. Eurocurrency Rate Loans that are non-U.S. dollar denominated are expected to bear interest at the LIBOR Rate for Sterling and EURIBOR Rate for Euros plus a borrowing margin. Base Rate Loans are expected to bear interest at (a) the greater of (i) the rate most recently announced by Deutsche Bank as its "prime rate" or (ii) the Federal Funds Rate plus a borrowing margin; plus (b) a further borrowing margin. Canadian Prime Rate Loans are expected to bear interest at the higher of (a) the annual rate of interest announced publicly by the Canadian Administrative Agent and in effect as its prime rate on such day for determining interest rates on Canadian dollar-denominated commercial loans made in Canada and (b) the CDOR Rate in effect on such date plus a borrowing margin.

         The New Credit Facilities are guaranteed by the Company and all of its present and future material domestic subsidiaries. The New Credit Facilities are secured by a valid first priority perfected lien or pledge on 100% of the stock of each of the Company's present and future direct and indirect material domestic subsidiaries and 65% of the stock of a European holding company formed under Luxembourg law and any other present and future material first tier foreign subsidiaries, to the extent owned by the Company and its domestic subsidiaries, subject to certain exceptions. The obligations under the Canadian portion of the revolving credit facility are also (i) guaranteed by Ball North America, Inc., the Canadian borrower's parent and any future material Canadian subsidiaries and (ii) secured by a lien or pledge on 100% of stock of the Canadian borrower and any future material Canadian subsidiaries. The obligations of the European borrowers also are guaranteed and cross guaranteed by the European borrower holding company and certain of the European holding company's direct and indirect material subsidiaries and are secured by a valid first priority perfected lien or pledge on 100% of the stock of certain of the direct and indirect material subsidiaries of the European holding company. The credit agreement relating to the New Credit Facilities is attached hereto as Exhibit 10.1.

Item 5. Other Events.

         On December 19, 2002, the Company completed the issuance of its 6 7/8% Senior Notes in the aggregate principal amount of $300 million pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The proceeds of the offering, net of fees and expenses, were approximately $293 million. The Company's obligations under the 6 7/8% Senior Notes are fully and unconditionally guaranteed by certain of the Company's existing and future material domestic subsidiaries.

         On December 19, 2002, the amendments to the Company's indentures governing its 7 3/4% senior notes due in 2006 and its 8 1/4% senior subordinated notes due in 2008 became operative pursuant to the terms of the Company's previously announced consent solicitation with respect to the amendments. The amended and restated indentures which reflect these amendments are attached hereto as Exhibits 4.3 and 4.4.


Item 7. Financial  Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

         The financial statements of the acquired business, Schmalbach-Lubeca Beverage Cans, have been omitted from this report in reliance on Item 7(a)(4) of Form 8-K and will be filed in an amendment to this Current Report on Form 8-K within 60 days of the date hereof.

(b) Pro Forma Financial Information.

         The pro forma financial information required by this item has been omitted from this report in reliance on Item 7(b)(2) of Form 8-K and will be filed in an amendment to this Current Report on Form 8-K within 60 days of the date hereof.

(c)      Exhibits

         The following are furnished as Exhibits to this report.

Exhibit 1.1 Purchase Agreement, dated as of December 5, 2002, by and among Ball Corporation, Lehman Brothers, Inc., Deutsche Bank Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., BNP Paribas Securities Corp., Dresdner Kleinwort Wasserstein-Grantchester, Inc., McDonald Investments Inc., SunTrust Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC and certain subsidiary guarantors of Ball Corporation.

Exhibit 2.1 Share Sale and Transfer Agreement dated August 29/30, 2002, among Schmalbach-Lubeca Holding GmbH, AV Packaging GmbH, Ball Pan-European Holdings, Inc. and Ball Corporation (filed by incorporation by reference to Exhibit 10.1 to Ball Corporation's Quarterly Report on Form 10-Q for the quarter ended September 29, 2002).

Exhibit 2.2 Amendment Agreement, dated December 18, 2002, among Schmalbach-Lubeca Holding GmbH, AV Packaging GmbH, Ball Pan-European Holdings, Inc., Ball Corporation and Ball (Germany) Acquisition GmbH, amending the Share Sale and Transfer Agreement, dated August 29/30, 2002, among Schmalbach-Lubeca Holding GmbH, AV Packaging GmbH, Ball Pan-European Holdings, Inc. and Ball Corporation.

Exhibit 4.1 Registration Rights Agreement, dated as of December 19, 2002, by and among Ball Corporation, Lehman Brothers, Inc., Deutsche Bank Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., BNP Paribas Securities Corp., Dresdner Kleinwort Wasserstein-Grantchester, Inc., McDonald Investments Inc., SunTrust Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC and certain subsidiary guarantors of Ball Corporation.

Exhibit 4.2 Senior Note Indenture, dated as of December 19, 2002, by and among Ball Corporation, certain subsidiary guarantors of Ball Corporation and The Bank of New York, as Trustee.

Exhibit 4.3 Amended and Restated Senior Note Indenture, dated as of August 10, 1998, and amended and restated as of December 19, 2002, by and among Ball Corporation, certain subsidiary guarantors of Ball Corporation and The Bank of New York, as Senior Note Trustee.

Exhibit 4.4 Amended and Restated Senior Subordinated Note Indenture, dated as of August 10, 1998, and amended and restated as of December 19, 2002, by and among Ball Corporation, certain subsidiary guarantors of Ball Corporation and The Bank of New York, as Senior Subordinated Note Trustee.

Exhibit 4.5     Form of Note (included in Exhibit 4.2).

Exhibit 10.1 Credit Agreement, dated as of December 19, 2002, among Ball Corporation, certain subsidiaries of Ball Corporation, with Deutsche Bank AG, New York Branch, as Administrative Agent, The Bank of Nova Scotia, as Canadian Administrative Agent, Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers, Joint Mandated Arrangers and Joint Book Managers, Bank of America, N.A., as Syndication Agent, Bank One, NA, Lehman Commercial Paper Inc. and BNP Paribas, as Co-Documentation Agents, and various lending institutions named therein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BALL CORPORATION
                                           (Registrant)

Date: December 31, 2002                    By: /s/ Donald C. Lewis
                                               --------------------------------
                                               Name:  Donald C. Lewis
                                               Title: Vice President, Assistant
                                                      Corporate Secretary
                                                      and General Counsel

                        Ball Corporation and Subsidiaries
                                    Form 8-K
                                December 19, 2002



                                  EXHIBIT INDEX


Exhibit 1.1 Purchase Agreement, dated as of December 5, 2002, by and among Ball Corporation, Lehman Brothers, Inc., Deutsche Bank Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., BNP Paribas Securities Corp., Dresdner Kleinwort Wasserstein-Grantchester, Inc., McDonald Investments Inc., SunTrust Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC and certain subsidiary guarantors of Ball Corporation.

Exhibit 2.1 Share Sale and Transfer Agreement dated August 29/30, 2002, among Schmalbach-Lubeca Holding GmbH, AV Packaging GmbH, Ball Pan-European Holdings, Inc. and Ball Corporation (filed by incorporation by reference to Exhibit 10.1 to Ball Corporation's Quarterly Report on Form 10-Q for the quarter ended September 29, 2002).

Exhibit 2.2 Amendment Agreement, dated December 18, 2002, among Schmalbach-Lubeca Holding GmbH, AV Packaging GmbH, Ball Pan-European Holdings, Inc., Ball Corporation and Ball (Germany) Acquisition GmbH, amending the Share Sale and Transfer Agreement, dated August 29/30, 2002, among Schmalbach-Lubeca Holding GmbH, AV Packaging GmbH, Ball Pan-European Holdings, Inc. and Ball Corporation.

Exhibit 4.1 Registration Rights Agreement, dated as of December 19, 2002, by and among Ball Corporation, Lehman Brothers, Inc., Deutsche Bank Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., BNP Paribas Securities Corp., Dresdner Kleinwort Wasserstein-Grantchester, Inc., McDonald Investments Inc., SunTrust Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC and certain subsidiary guarantors of Ball Corporation.

Exhibit 4.2 Senior Note Indenture, dated as of December 19, 2002, by and among Ball Corporation, certain subsidiary guarantors of Ball Corporation and The Bank of New York, as Trustee.

Exhibit 4.3 Amended and Restated Senior Note Indenture, dated as of August 10, 1998, and amended and restated as of December 19, 2002, by and among Ball Corporation, certain subsidiary guarantors of Ball Corporation and The Bank of New York, as Senior Note Trustee.

Exhibit 4.4 Amended and Restated Senior Subordinated Note Indenture, dated as of August 10, 1998, and amended and restated as of December 19, 2002, by and among Ball Corporation, certain subsidiary guarantors of Ball Corporation and The Bank of New York, as Senior Subordinated Note Trustee.

Exhibit 4.5     Form of Note (included in Exhibit 4.2).

Exhibit 10.1 Credit Agreement, dated as of December 19, 2002, among Ball Corporation, certain subsidiaries of Ball Corporation, with Deutsche Bank AG, New York Branch, as Administrative Agent, The Bank of Nova Scotia, as Canadian Administrative Agent, Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers, Joint Mandated Arrangers and Joint Book Managers, Bank of America, N.A., as Syndication Agent, Bank One, NA, Lehman Commercial Paper Inc. and BNP Paribas, as Co-Documentation Agents, and various lending institutions named therein.